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                        NONCOMPETE AGREEMENT


	THIS NONCOMPETE AGREEMENT (this "Agreement"), dated as of the 22nd day of November, 1999, is by and between Lee CATV Corporation., a Nebraska corporation (the "Company"), and Deborah R. Weideman ("Shareholder").


                              RECITALS

	WHEREAS, Shareholder was a stockholder of Diamond W Investments, Inc. ("Diamond") and is a party to that certain Agreement and Plan of Merger of even date herewith (the "Merger Agreement") by and among the Company, TULSAT Corporation, an Oklahoma corporation, Diamond and ADDvantage Media Group, Inc. ("AMG") whereby Diamond has been merged with and into the Company and Shareholder and the other shareholder of Diamond, Randy L. Weideman, have received AMG preferred stock and a promissory note and in exchange for their shares of the capital stock of Diamond; and

	WHEREAS, the parties have agreed in the Merger Agreement that, as a condition to the Closing of the merger contemplated thereby, the Company and Shareholder shall enter into this Agreement.

	NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto do hereby agree as follows:

		1.	Covenants and Commitments of Shareholder.

		(a)	Confidentiality.  The term "Confidential Information" shall
	include, without limitation, the Company's financial, marketing and
	sales information, vendor, customer and client lists, contracts and
	licenses, trade secrets, business arrangements, computer programs and
	related business methods and practices.  Shareholder recognizes and
	agrees that Confidential Information is proprietary to the Company.
	Shareholder agrees that she will not use for herself or for others or
	disclose or authorize disclosure to others any Confidential Information.
	All documents, including all copies thereof, and all other tangible
	property (including, without limitation, magnetic tapes and disks) made
	by or made available to Shareholder, whether or not such tangible items
	contain Confidential Information are and will be the property of the
	Company and will be delivered by Shareholder to the Company immediately
	upon the execution hereof.  Shareholder's obligations specified in this
	Section shall not apply, and Shareholder shall have no further
	obligations with respect to any items of Confidential Information which:

			(i) are disclosed in a printed publication available to the public, are described in an issued patent anywhere in the world, are otherwise in the public domain at the time of disclosure, or become publicly known through no wrongful act on the part of Shareholder who received such Confidential Information;



			(ii)	become known to Shareholder through disclosure by
		sources other than the Shareholder, which sources have the right to disclose such Confidential Information; and

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		     (iii)  are disclosed pursuant to the requirement of a
		government agency or any law requiring disclosure thereof, provided that the Company is provided with prior written notice of any such disclosure.

	A breach of the foregoing obligations shall not be absolved by the subsequent occurrence of any of the above exceptions.

		(b) Solicitation of Customers. Shareholder agrees that for so long as Randy L. Weideman is subject to the restrictions of Section 4(b) of the Employment Agreement entered into with the Company ("Employment Agreement"), she will not directly or indirectly:

			(i) solicit any person or entity with whom the Company currently conducts business with the Company for the purpose of selling any products which are competitive with the products sold by the Company or of providing any services which are competitive with the services provided by the Company, including services heretofore provided by Diamond; or

			(ii) accept any order or contract from any person or entity
		with whom the Company currently conducts business with the Company
		for the purpose of selling products or providing the types of
		services which are competitive with those sold or provided by the
		Company.



		(c) Restriction. For so long as Randy L. Weideman is subject to the restrictions of Section 4(c) of the Employment Agreement, Shareholder shall not, directly or indirectly, own, operate, participate in or be connected with, as an officer, consultant, Shareholder, partner, stockholder or otherwise, any business, individual, partnership, firm, corporation or other entity engaged in any business engaged in by the Company including, but not limited to, manufacturing, remanufacturing, selling or distributing products which are competitive with the products of the Company, or providing services which are competitive with the services provided by the Company. Nothing herein shall prohibit Shareholder from owning not more than five percent (5%) of the outstanding shares of a publicly held corporation if such ownership does not involve managerial or operational responsibility.
	The restrictions described in this paragraph shall apply only with respect to the market areas in which the Company has operations or employees or has otherwise conducted business as of the date hereof. Shareholder agrees that the foregoing restrictions are reasonable both as to time and geographical extent given the nature and scope of the Company's present business. Upon any event of default under the

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	Promissory Note of even date herewith issued to the Shareholder and her
	spouse pursuant to the Merger Agreement, the restrictions contained in this Section 1(b) and (c) shall cease and be of no further force or effect if (i) the maker of the Promissory Note has not cured or remedied such default within 30 days after receipt of written notice thereof, and
	(ii) if Shareholder and her spouse are still the holders of the Promissory Note (i.e., they have not assigned, transferred or negotiated the Promissory Note to a third party without recourse). Any failure by the maker to make payments under the Promissory Note because of a breach by the Shareholder or her spouse of the restrictions contained in this Agreement or in such Employment Agreement, as applicable, shall not be deemed an event of default under the Promissory Note for these purposes.

		(d)	Enforcement.	The invalidity or non-enforceability of
	this Section in any respect shall not affect the validity or enforceability of this Section in any other respect or of any other provisions of this Agreement. In the event that any provision of this Section shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the geographic or business scope or the duration thereof, such invalidity or unenforceability shall attach only to the scope or duration of such provision and shall not affect or render invalid or unenforceable any other provision of this agreement, and, to the fullest extent permitted by law, this Agreement shall be construed as if the geographic or business scope or the duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable.

		2.	Notices.  The address of Shareholder for the purposes of notices
	hereunder shall be her last address as shown on the records of the Company.
	Notice by mail shall be by certified or registered mail, postage and
	certification or registration charges prepaid.  The effective date of notice
	by mail shall be three days after mailing or the date of receipt, whichever
	shall first occur.

		3.	Other Agreements.  Shareholder warrants to the Company that she
	has no obligations inconsistent herewith, that the execution and performance
	of this Agreement by her will not constitute a breach of any other Agreement
	by which she is bound.

		4.	Miscellaneous.  The language of this Agreement and all parts
	hereof shall in all cases be construed as a whole, according to its fair
	meaning, and not strictly for or against either party hereto.  No waiver
	of any provision hereof by any party hereto shall be binding unless such
	waiver shall be evidenced by a writing signed by such party.  This
	Agreement may not be modified in any manner except by instruments in
	writing signed by both parties hereto.  The headings of the various
	paragraphs this Agreement are solely for the purpose of convenience and
	shall not be relied upon in construing any provision hereof.  For
	purposes of this Agreement, the term "Company" shall include its
	predecessor, Diamond, and its parent and sibling companies, AMG
	and TULSAT.

		5.	Separability.  If any provision of this Agreement is rendered
	or declared illegal or unenforceable by reason of any existing or
	subsequently enacted legislation or by the decision of any arbitrator or
	by any court of competent jurisdiction, the Shareholder and the Company
	shall either meet and negotiate substitute provisions or promptly request
	the court to substitute provisions for those rendered or declared illegal
	or unenforceable to preserve the original intent of this Agreement to the
	extent legally possible, but all other provisions of this Agreement shall
	remain in full force and effect.

		6.	Injunction.  In the event of breach of any provisions of this
	Agreement, the Company shall be entitled to seek damages if determinable
	but it is hereby agreed that any such remedy at law is inadequate as to a

                              -3-

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	breach of Section 1 of this Agreement, and thus, the Company shall also be
	entitled to injunctive relief.  Such a breach shall cause the applicable
	restrictive time period stated herein to be extended to run from the date
	of full compliance with any court-ordered injunction.  The prevailing party
	shall be entitled to reasonable attorney's fees.  The remedies herein
	provided shall be cumulative and no single remedy shall be construed as
	exclusive of any other or of any remedy provided at law.  Failure of the
	Company to exercise any remedy at any time shall not operate as a waiver
	of the right of the Company to exercise any remedy for the same or
	subsequent breach at any time thereafter.

EXECUTED in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement, as of the date herein first above written.

							LEE CATV CORPORATION:
 .


							By: \s\ Randy L. Weideman
								  Randy L. Weideman, President



							    \s\ Deborah R. Weideman
								  Deborah R. Weideman

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